Florida High Income Municipal Bond Fund: Semiannual Report as of February 28, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
28	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

April 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for Evergreen Florida High Income Municipal Bond Fund, which covers the six-month period ended February 28, 2003.

Market analysis

The municipal bond market was not excluded from the overall volatility in the financial markets over the past six months. Uncertainty over the strength of the economic recovery and fears of war and terror combined to frequently threaten those in the fixed income markets. While strength in stocks during the early autumn competed with bonds for investment dollars, those investors employing proper diversification strategies managed to weather the storm on a relative basis. Particularly in the municipal market, those investors who paid heed to duration and quality during the volatility were able to manage risk effectively. And managing risk was extremely important in both total return and relative performance. While many other areas within the financial markets remained in turmoil, many municipal bond investors benefited from increased valuations and falling yields due in part to increased geopolitical risks, uncertainty related to the strength of the economic recovery, and continued volatility in the equity markets.

Several developments occurred in 2002 and these trends may continue in coming months. First, the weaker-than-expected recovery resulted in lower tax receipts for most municipalities, increasing the need for new debt issuance. Second, the increased supply was met by healthy demand for bonds that were suitable for a broad range of

LETTER TO SHAREHOLDERS continued

investment needs. Third, many investors exiting the equity markets placed their assets in short-term, liquid issues. This enabled many tax-free money market funds to also perform well. Finally, longer-dated issues outperformed, benefiting from both price increases and declining yields.

Perhaps the most interesting development was the solid performance of many bonds despite the increased supply. Ordinarily, extra supply hinders return potential, yet uncertainty in the equity markets resulted in higher-than-normal demand for tax-exempt income securities. Money flowed from equity funds due to the uncertain economy, and as geopolitical uncertainty increased, flows increased further into a wide variety of bond structures.

So far, 2003 has not offered compelling arguments for a surge in economic growth. As a result, investor sentiment remains low, as potential war with Iraq and concerns over terrorism are keeping many equity investors on the sidelines. With the prospects for moderate economic growth, and many municipalities needing resources to fund programs, issuance could once again increase in the coming year. The degree of clarity on the geopolitical situation will determine whether or not this issuance is met with investor demand. If investors continue to underweight stocks, the increased issuance should not dilute opportunities within the municipal bond market. If investors sense an end to the global turmoil, demand may not satisfy supply.

Until economic growth improves in conjunction with the clarity on the geopolitical situation in the second half of the year, we expect interest rates to remain at 40-year lows. Unemployment rates in the range of 6% and global tensions should potentially keep the Federal Reserve Board on the sidelines for much of 2003. As the markets sense an improved outlook, however, interest rates could begin a gradual climb in the second half of the year. We believe those portfolios adopting long-term defensive strategies involving quality and yield could be adequately positioned for this scenario.

LETTER TO SHAREHOLDERS continued

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

*A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of February 28, 2003

“Interest rates are at 40-year lows, and we believe they will stay at these levels for a while longer.”

PORTFOLIO MANAGEMENT

Richard K. Marrone

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 6/17/1992
	Class A	Class B	Class C	Class I
Class Inception Date	6/17/1992	7/10/1995	3/6/1998	9/20/1995

6-month return with sales charge	-2.84%	-3.35%	-0.35%	N/A

6-month return w/o sales charge	1.99%	1.61%	1.61%	2.12%

Average Annual Returns*

1 year with sales charge	-0.23%	-1.01%	1.96%	N/A

1 year w/o sales charge	4.72%	3.94%	3.94%	4.98%

5 year	2.72%	2.63%	2.76%	3.99%

10 year	5.20%	5.11%	5.21%	5.91%

Maximum Sales Charge	4.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	5.04%	4.54%	4.50%	5.54%

Tax-Equivalent Yield**	8.21%	7.39%	7.33%	9.02%

6-month income dividends per share	$0.27	$0.23	$0.23	$0.28

* Adjusted for maximum applicable sales charge, unless noted.
**Assumes maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in Evergreen Florida High Income Municipal Bond Fund Class A shares,2 versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).

The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only available to investment advisory clients of an investment advisor of an Evergreen fund (or the investment advisor’s affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial service firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

The fund’s yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of February 28, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of 1.99% for the six-month period ended February 28, 2003, excluding any applicable sales charges. During the same period, the Lehman Brothers Municipal Bond Index (LBMBI) returned 3.36%, while the median return of funds in Lipper’s Florida municipal debt funds classification was 2.92%. Lipper is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS

Total Net Assets	$434,165,998

Average Credit Quality	BB+

Effective Maturity	11.0 years

Average Duration	6.2 years

What factors affected the fund’s performance?

We attribute the fund’s lag in performance relative to its benchmark to the fact that the types of bonds we emphasize in the portfolio are not represented in the LBMBI. The LBMBI reflects only total return, however, the fund seeks to maximize income, yield and price stability. Bonds selected for their income orientation and price stability have different characteristics from those chosen for their total-return potential. In a declining yield environment, such as the one we experienced, income-oriented bonds typically underperform securities with greater potential for total return. Conversely, when yields rise, securities with a heavier income orientation tend to outperform securities with higher total-return potential.

While bonds generally rallied over the past six months, high-yield bonds, the ones your fund emphasizes, did not fully participate in these rallies. This is because the price of high-yield bonds is much more dependent on the underlying economic fundamentals of the bond itself. In this regard, certain bonds were affected by the general feeling of economic uncertainty, which was reflected in price declines. While these uncertainties had a negative impact on the fund’s total return, there is no concern of default.

In October and November 2002, prices on high-yield bonds declined significantly. In December, however, geopolitical issues and a continuing sluggish economy sparked a rally in the high-yield sector. This rally was not strong enough to offset the weakness in the previous months, and high-yield bonds posted negative returns for the fourth quarter of 2002. As we moved into 2003, prices on high-yield bonds continued to rise, which benefited performance.

What was the investment environment like during the period?

Early in the period, prices on municipal bonds were extremely cheap relative to taxable bonds. Ten-year municipal bonds offered 100% of the yield of taxable 10-year bonds. As a result, even investors who would not ordinarily purchase municipals for their portfolios favored such securities. When it became clear that economic growth would be subdued, yields on municipal bonds declined and prices rose. In this environment, the municipal bond yield curve steepened, with yields on shorter-maturity bonds declining more than those of longer-maturity bonds. By the end of the period, there was a 3.42% difference between yields of two-year and 30-year municipal bonds. This yield

PORTFOLIO MANAGER INTERVIEW continued

differential was the widest it had been since the early 1980s. Over the six months, yields on bonds with five-year maturities declined 0.24%; yields on 10-year bonds dropped 0.09%; yields on 15-year bonds went down 0.15%; and yields on 20-year bonds fell 0.19%.

Volatility was a big factor in the municipal market. From September 1, 2002 through February 28, 2003, the yield on AAA-rated one-year and five-year municipal bonds moved within a range of 0.70%; yields on 10-year bonds fluctuated by 0.66%; 15-year bonds about 0.55%; and 20-year bonds by 0.52%.

In 2002, a record amount of new municipal bonds came to market. Why was there so much supply?

Because revenues from sales, capital gains and income taxes declined, municipalities issued new debt as a means of funding state projects and meeting their financial obligations. Also, very low interest rates provided municipalities with an opportunity to refinance older, higher-yielding debt with lower-yielding debt.

PORTFOLIO COMPOSITION
(as a percentage of 2/28/2003 portfolio assets)

How is Florida weathering the economic slump?

During the economic downturn, the state of Florida has maintained a sound credit profile, and Standard & Poor’s, Moody’s Investors Service and Fitch have continued to rate Florida’s general obligations bonds at AA+, Aa2, and AA, respectively. We believe Florida’s ratings should remain stable in the short term, as its economy, particularly the tourism sector, has recovered since September 11, 2001. Florida’s economy is also supported by continued strong growth in sales tax collections. The state manages its fiscal matters in a very conservative manner, and it is projecting a 3.3% increase in revenues in fiscal year 2003.

PORTFOLIO QUALITY
(as a percentage of 2/28/2003 market value of bonds)

AAA	12.2%

AA	2.1%

A	8.6%

BBB	14.9%

BB	0.9%

Not Rated	61.3%

What specific changes did you make to the fund?

The only noticeable change we made was to sell existing tobacco bonds in the portfolio and use the proceeds to invest in new issues of tobacco bonds, which had extremely low prices. Tobacco bonds are backed by settlement payments from various tobacco companies. They are relatively stable, high-quality securities with high yields. Some people view tobacco bonds as tax-exempt corporate bonds.

PORTFOLIO MANAGER INTERVIEW continued

We favored bonds in the intermediate part of the yield curve--those with 10- to 15-year maturities. Because intermediate-term bonds had underperformed, they offered good value. These bonds not only provided higher yields, they also offered a measure of price stability. As investors began to favor intermediate-term bonds, they began to outperform.

What is your outlook for the next six months?

Geopolitical issues and a weak economy continue to dominate market sentiment. Interest rates are at 40-year lows, and we believe they will stay at these levels for a while longer. Once the uncertainty about war in Iraq abates and the economic recovery is on a more stable footing, we believe interest rates will rise. We expect rates to be higher by the end of 2003.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999	1998
CLASS A
Net asset value, beginning of period	$10.25	$10.45	$10.24	$10.68	$11.26	$10.89
Income from investment operations
Net investment income	0.27	0.58	0.60	0.59	0.57	0.58
Net realized and unrealized gains or losses on securities	-0.07	-0.20	0.21	-0.44	-0.58	0.37
Total from investment operations	0.20	0.38	0.81	0.15	-0.01	0.95
Distributions to shareholders from
Net investment income	-0.27	-0.58	-0.60	-0.59	-0.57	-0.58
Net realized gains	0	0	0	0	0[1]	0
Total distributions to shareholders	-0.27	-0.58	-0.60	-0.59	-0.57	-0.58
Net asset value, end of period	$10.18	$10.25	$10.45	$10.24	$10.68	$11.26
Total return[2]	1.99%	3.77%	8.13%	1.57%	-0.16%	8.94%
Ratios and supplemental data
Net assets, end of period (thousands)	$192,521	$196,678	$212,631	$212,410	$269,616	$279,079
Ratios to average net assets
Expenses[3]	0.97%[4]	0.88%	0.87%	0.87%	0.86%	0.89%
Net investment income	5.37%[4]	5.63%	5.77%	5.73%	5.10%	5.51%
Portfolio turnover rate	12%	26%	17%	39%	29%	70%

1.  Amount represents less than $0.005 per share

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999	1998
CLASS B
Net asset value, beginning of period	$10.25	$10.45	$10.24	$10.68	$11.26	$10.89
Income from investment operations
Net investment income	0.23	0.50	0.52	0.51	0.48	0.50
Net realized and unrealized gains or losses on securities	-0.07	-0.20	0.21	-0.44	-0.58	0.37
Total from investment operations	0.16	0.30	0.73	0.07	-0.10	0.87
Distributions to shareholders from
Net investment income	-0.23	-0.50	-0.52	-0.51	-0.48	-0.50
Net realized gains	0	0	0	0	0[1]	0
Total distributions to shareholders	-0.23	-0.50	-0.52	-0.51	-0.48	-0.50
Net asset value, end of period	$10.18	$10.25	$10.45	$10.24	$10.68	$11.26
Total return[2]	1.61%	2.99%	7.32%	0.81%	-0.91%	8.13%
Ratios and supplemental data
Net assets, end of period (thousands)	$134,239	$135,832	$125,951	$115,352	$130,259	$103,309
Ratios to average net assets
Expenses[3]	1.72%[4]	1.63%	1.63%	1.62%	1.61%	1.64%
Net investment income	4.61%[4]	4.87%	5.02%	4.99%	4.34%	4.46%
Portfolio turnover rate	12%	26%	17%	39%	29%	70%

1.  Amount represents less than $0.005 per share

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999	1998[1]
CLASS C
Net asset value, beginning of period	$10.25	$10.45	$10.24	$10.68	$11.26	$11.11
Income from investment operations
Net investment income	0.23	0.50	0.52	0.51	0.48	0.24
Net realized and unrealized gains or losses on securities	-0.07	-0.20	0.21	-0.44	-0.58	0.15
Total from investment operations	0.16	0.30	0.73	0.07	-0.10	0.39
Distributions to shareholders from
Net investment income	-0.23	-0.50	-0.52	-0.51	-0.48	-0.24
Net realized gains	0	0	0	0	0[2]	0
Total distributions to shareholders	-0.23	-0.50	-0.52	-0.51	-0.48	-0.24
Net asset value, end of period	$10.18	$10.25	$10.45	$10.24	$10.68	$11.26
Total return[3]	1.61%	2.99%	7.32%	0.81%	-0.91%	3.50%
Ratios and supplemental data
Net assets, end of period (thousands)	$24,830	$22,650	$13,516	$9,310	$6,749	$1,098
Ratios to average net assets
Expenses[4]	1.72%[5]	1.63%	1.62%	1.62%	1.61%	1.65%[5]
Net investment income	4.61%[5]	4.85%	4.99%	4.98%	4.31%	4.21%[5]
Portfolio turnover rate	12%	26%	17%	39%	29%	70%

1.  For the period from March 6, 1998 (commencement of class operations), to August 31, 1998.

2.  Amount represents less than $0.005 per share.

3.  Excluding applicable sales charges.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended February 28, 2003 (unaudited)
		Year Ended August 31,
		2002	2001	2000	1999	1998
CLASS I1
Net asset value, beginning of period	$10.25	$10.45	$10.24	$10.68	$11.26	$10.89
Income from investment operations
Net investment income	0.28	0.61	0.62	0.62	0.60	0.61
Net realized and unrealized gains or losses on securities	-0.07	-0.20	0.21	-0.44	-0.58	0.37
Total from investment operations	0.21	0.41	0.83	0.18	0.02	0.98
Distributions to shareholders from
Net investment income	-0.28	-0.61	-0.62	-0.62	-0.60	-0.61
Net realized gains	0	0	0	0	0[2]	0
Total distributions to shareholders	-0.28	-0.61	-0.62	-0.62	-0.60	-0.61
Net asset value, end of period	$10.18	$10.25	$10.45	$10.24	$10.68	$11.26
Total return	2.12%	4.03%	8.40%	1.83%	0.09%	9.22%
Ratios and supplemental data
Net assets, end of period (thousands)	$82,576	$91,535	$89,505	$66,120	$53,624	$29,152
Ratios to average net assets
Expenses[3]	0.72%[4]	0.63%	0.63%	0.62%	0.62%	0.65%
Net investment income	5.61%[4]	5.87%	6.02%	6.01%	5.38%	5.47%
Portfolio turnover rate	12%	26%	17%	39%	29%	70%

1.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

2.  Amount represents less than $0.005 per share

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

4.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

February 28, 2003 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS 97.6%
COMMUNITY DEVELOPMENT DISTRICT 19.7%
Arbor Greene, FL CDD Spl. Assmt. RB:
5.75%, 05/01/2006	NR	$ 288,000	$ 289,547
6.30%, 05/01/2019	NR	455,000	462,362
7.60%, 05/01/2018	NR	675,000	711,193
Bayside, FL CDD Capital Impt. RB:
Ser. A, 5.95%, 05/01/2008	NR	1,099,000	1,100,341
Ser. B, 6.05%, 05/01/2008	NR	710,000	710,859
Ser. B, 6.375%, 05/01/2018	NR	1,625,000	1,652,365
Bobcat Trail, FL CDD RB:
Ser. A, 6.60%, 05/01/2021	NR	1,480,000	1,508,978
Ser. A, 7.50%, 05/01/2019	NR	2,273,000	2,351,146
Ser. B, 6.00%, 05/01/2006	NR	1,185,000	1,186,908
Ser. B, 6.75%, 05/01/2004	NR	2,140,000	2,150,721
Championsgate, FL CDD Capital Impt. RB:
Ser. A, 6.25%, 05/01/2020	NR	2,795,000	2,618,803
Ser. B, 5.70%, 05/01/2005	NR	2,750,000	2,723,243
Covington Park, FL CDD RB, 7.00%, 05/01/2031	NR	3,960,000	4,066,286
Double Branch, FL CDD Spl. Assmt. RB, Ser. A, 6.70%, 05/01/2034	NR	2,000,000	2,007,540
Eastlake Oaks, FL CDD RB, 7.75%, 05/01/2017	NR	1,285,000	1,336,490
Frederick Cnty., MD Spl. Obl. RB, Urbana CDD, 6.625%, 07/01/2025	NR	2,500,000	2,574,525
Grand Haven, FL CDD Spl. Assmt. RB, Ser. A, 6.90%, 05/01/2019	NR	3,505,000	3,562,237
Heritage Isles, FL CDD Spl. Assmt. RB:
Ser. A, 5.75%, 05/01/2005	NR	1,225,000	1,224,890
Ser. B, 6.00%, 05/01/2020	NR	2,500,000	2,447,350
Heritage Oak Park, FL CDD Spl. Assmt. RB:
Ser. A, 6.50%, 05/01/2020	NR	2,790,000	2,822,113
Ser. B, 6.00%, 05/01/2005	NR	2,765,000	2,769,728
Heritage Pines, FL CDD Capital Impt. RB:
Ser. A, 6.10%, 05/01/2020	NR	2,575,000	2,515,878
Ser. B, 5.50%, 05/01/2005	NR	4,040,000	4,027,395
Indian Trace, FL CDD Wtr. Mgmt., Spl. Benefit GO, Sub. Ser. B, 8.25%, 05/01/2011	NR	2,500,000	2,797,250
Indigo, FL CDD Capital Impt. RB, Ser. C, 7.00%, 05/01/2030	NR	3,200,000	3,287,296
Journeys End CDD Spl. Assmt. RB, 7.00%, 05/01/2031	NR	2,300,000	2,398,371
Lake Bernadette, FL CDD Spl. Assmt. RB, Pub. Impt., Ser. A, 8.00%, 05/01/2017	NR	2,120,000	2,208,404
Lakeside Plantation, FL CDD RB:
Ser. B, 6.625%, 05/01/2006	NR	1,175,000	1,119,822
Ser. B, 6.95%, 05/01/2031	NR	2,335,000	2,205,758
Lexington Oaks, FL CDD RB, Ser. A, 6.125%, 05/01/2019	NR	960,000	950,678
Marshall Creek, FL CDD, 6.625%, 05/01/2032	NR	3,000,000	3,011,610
Meadow Pointe II, FL CDD Capital Impt. RB, 7.75%, 05/01/2018	NR	1,115,000	1,140,991
Mediterra South, FL CDD RB, Ser. A, 6.95%, 05/01/2031	NR	2,910,000	3,058,555
Northwood, FL CDD RB, 7.60%, 05/01/2017	NR	1,300,000	1,330,017
Overoaks, FL CDD Capital Impt. RB, 8.25%, 05/01/2017	NR	520,000	564,595
Poinciana, FL CDD Spl. Assmt. RB, Ser. A, 7.125%, 05/01/2031	NR	4,960,000	5,172,387
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
COMMUNITY DEVELOPMENT DISTRICT continued
Quantum, FL CDD Spl. Assmt. RB, 7.75%, 03/01/2014	NR	$1,115,000	$ 1,142,886
Remington, FL CDD RB, 6.95%, 05/01/2009	NR	1,815,000	1,851,155
River Ridge, FL CDD RB, 5.75%, 05/01/2008	NR	315,000	312,890
Westchase East, FL CDD Capital Impt. RB:
7.30%, 05/01/2018	NR	1,350,000	1,424,169
7.50%, 05/01/2017	NR	1,525,000	1,560,532
Winston Trails, FL CDD Spl. Obl. RB, 6.50%, 10/01/2031	NR	3,185,000	3,247,713
85,605,977
CONTINUING CARE RETIREMENT COMMUNITY 17.1%
Brevard Cnty., FL Hlth. Facs. Auth. RB, Courtenay Springs Vlg., 7.50%, 11/15/2012	NR	1,875,000	2,103,375
Escambia Cnty., FL Hlth. Facs. Auth. RB, Azalea Trace, Inc.:
6.00%, 01/01/2015	NR	2,905,000	2,910,374
6.10%, 01/01/2019	NR	2,250,000	2,211,255
Fleming Island Plantation, FL Spl. Assmt. RB, Ser. A, 6.30%, 02/01/2005	NR	940,000	947,088
Florida Capital Proj. Fin. Auth. RB, Glenridge on Palmer Ranch A, 8.00%, 06/01/2032	NR	3,000,000	2,878,800
Fulton Cnty., GA Residential Care Facs. RB, Sr. Lien RHA Assisted Living, Ser. A, 7.00%, 07/01/2029	NR	3,360,000	3,307,954
Gainesville & Hall Cnty., GA Dev. Auth. CDD RB, Sr. Living Facs., Lanier Vlg. Estates, Ser. C, 7.25%, 11/15/2029	NR	5,000,000	5,008,800
Hialeah Gardens, FL IDA RRB, Waterford Convalescent, Ser. A, 7.875%, 12/01/2007	NR	950,000	972,581
Hillsborough Cnty., FL IDA RB, Lakeshore Villas Proj., Sr. Ser. A, 6.70%, 07/01/2021	NR	1,590,000	1,446,518
Homestead, FL IDA RB, Community Rehabilitation Providers Program, Ser. A, 7.95%, 11/01/2018	NR	3,115,000	3,173,469
Lee Cnty., FL IDA Hlth. Care Facs. RB:
Cypress Cove Hlth. Proj.:
Ser. A, 6.25%, 10/01/2017	NR	3,290,000	3,216,896
Ser. A, 6.375%, 10/01/2025	NR	6,575,000	6,228,892
Ser. B, 5.875%, 10/01/2027	NR	1,155,000	1,161,792
Shell Point Vlg. Proj.:
Ser. A, 5.50%, 11/15/2029	BBB-	2,200,000	2,008,006
Ser. A, 5.75%, 11/15/2011	BBB-	1,015,000	1,069,018
Lee Cnty., FL IDA RRB, Encore Nursing Ctr., 8.125%, 12/01/2007	NR	480,000	494,760
Orange Cnty., FL Hlth. Facs. Auth. RB, Orlando Lutheran Tower:
8.40%, 07/01/2014	NR	395,000	422,539
8.75%, 07/01/2026	NR	370,000	394,990
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
CONTINUING CARE RETIREMENT COMMUNITY continued
Palm Beach Cnty., FL Hlth. Facs. Auth. RB:
Abbey Delray South Proj., 5.50%, 10/01/2011	BBB	$ 2,750,000	$ 2,761,467
JFK Med. Ctr., Inc. Proj., 5.10%, 10/01/2005	BBB	920,000	937,876
Waterford Proj.:
5.20%, 10/01/2006	BBB	965,000	980,373
5.30%, 10/01/2007	BBB	990,000	1,003,355
5.50%, 10/01/2015	BBB	6,500,000	6,446,115
Palm Beach Cnty., FL IDA RB, Geriatric Care, Inc. Proj., 6.55%, 12/01/2016, (LOC: Allied Irish Bank Plc)	A	1,500,000	1,787,985
Pinellas Cnty., FL Hlth. Facs. Auth. RB, Sunshine Vlg. Nursing Home, 8.00%, 10/01/2008	NR	1,100,000	1,100,561
Sarasota Cnty., FL Hlth. Facs. Auth. RB, Sunnyside Properties, 6.00%, 05/15/2010	NR	1,000,000	974,810
St. John’s Cnty., FL IDA RB:
Bayview Proj., Ser. A, 7.10%, 10/01/2026	NR	2,500,000	2,274,925
Glenmoor St. John’s Proj.:
Ser. A, 8.00%, 01/01/2020	NR	5,000,000	4,941,000
Ser. A, 8.00%, 01/01/2023	NR	6,000,000	5,923,920
Vicars Landing Proj., Ser. A, 6.75%, 02/15/2012	BBB-	2,510,000	2,587,935
Volusia Cnty., FL IDA, First Mtge. RB, Bishop Glenn Proj., 7.625%, 11/01/2026	NR	2,000,000	2,452,940
74,130,369
EDUCATION 4.8%
Hillsborough Cnty., FL Sch. Board COP, 5.60%, 07/01/2005	AAA	3,700,000	3,994,520
Pinellas Cnty., FL Edl. Facs. Auth. RB:
Barry Univ. Proj., 5.875%, 10/01/2025	AA	3,185,000	3,454,483
Clearwater Christian College, 8.00%, 02/01/2011	NR	2,555,000	2,938,914
Eckerd College, 7.75%, 07/01/2014	NR	620,000	632,871
Volusia Cnty., FL Edl. Facs. Auth. RB, Embry-Riddle Aeronautical Univ.:
Ser. A, 5.75%, 10/15/2029	Baa2	3,180,000	3,307,041
Ser. A, 6.125%, 10/15/2016	Baa2	1,025,000	1,084,481
Ser. A, 6.125%, 10/15/2026	Baa2	5,000,000	5,185,850
20,598,160
GENERAL OBLIGATION - LOCAL 0.8%
Marshall Creek, FL CDD Spl. Assmt. GO:
Ser. A, 7.65%, 05/01/2032	NR	2,000,000	2,130,760
Ser. B, 6.75%, 05/01/2007	NR	1,390,000	1,418,606
3,549,366
HOSPITAL 10.4%
Cmnwlth. of Puerto Rico Indl. Tourist, Edl., Med. & Env. Ctl. Facs. RB, Mennonite Gen. Hosp. Proj., Ser. A, 6.50%, 07/01/2012	BBB-	940,000	930,835
Escambia Cnty., FL Hlth. Facs. Auth. RB:
Ascension Hlth., Ser. C, 5.75%, 11/15/2032	AA	5,000,000	5,376,900
Baptist Hosp., Inc., Ser. B, 6.00%, 10/01/2014	BBB+	2,520,000	2,565,410
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOSPITAL continued
Jacksonville, FL Hlth. Facs. Auth. RB, First Mtge. Mental Hlth., Ser. A, 7.00%, 10/01/2029	NR	$3,890,000	$ 3,731,560
Leesburg, FL Hosp. RB, Leesburg Regl. Med. Ctr. Proj., Ser. A, 6.125%, 07/01/2018	A	3,110,000	3,185,200
Leesburg, FL Hosp. RRB, Leesburg Regl. Med. Ctr. Proj.:
Ser. A, 5.60%, 07/01/2008	A	5,000,000	5,470,500
Ser. A, 5.625%, 07/01/2013	A	1,515,000	1,550,996
Medical Univ., SC Hosp. Auth. RRB, Hosp. Facs., Ser. A, 6.50%, 08/15/2032	BBB+	5,635,000	5,885,645
Orange Cnty., FL Hlth. Facs. Auth. RB, Lakeside Alternatives, Inc., 6.50%, 07/01/2013	BBB	1,040,000	1,022,258
South Miami, FL Hlth. Facs. Auth. RB, Baptist Health Group:
5.25%, 11/15/2033	A+	4,900,000	4,862,613
5.75%, 11/15/2033	A+	3,000,000	3,126,540
St. John’s Cnty., FL IDA RB, Bayview Proj., Ser. A, 7.00%, 10/01/2012	NR	1,125,000	1,098,124
Stillwater, OK Med. Ctr. Auth. Hosp. RB, Ser. B, 6.50%, 05/15/2019	BBB	1,750,000	1,791,808
Tampa, FL Hosp. RB, H. Lee Moffitt, Ser. A, 5.75%, 07/01/2019	A	1,500,000	1,568,445
West Orange Healthcare Dist. of FL RB, Ser. A, 5.80%, 02/01/2031	A-	3,000,000	3,052,500
45,219,334
HOUSING 21.0%
Boynton Beach, FL MHRB, Clipper Cove Apts.:
5.45%, 01/01/2033	A	1,000,000	1,010,850
6.35%, 07/01/2016	A+	750,000	861,532
Brevard Cnty., FL HFA RRB:
Ser. B, 6.50%, 09/01/2022	Aaa	1,830,000	2,059,281
Ser. C, 5.00%, 09/01/2015	Aaa	2,000,000	2,087,120
Duval Cnty., FL HFA RB, St. Augustine Apts. Proj., 6.00%, 03/01/2021	A+	4,820,000	5,005,281
Escambia Cnty., FL HFA RB, Ser. A, 5.55%, 10/01/2023	Aaa	3,015,000	3,129,721
Florida HFA RB:
St. Cloud Vlg. Proj.:
Ser. D, 5.95%, 02/01/2030	AAA	4,905,000	5,136,565
Ser. E, 8.00%, 02/01/2030	NR	1,395,000	1,381,176
Sunset Place, Ser. K-3, 6.50%, 10/01/2029	BBB	1,170,000	1,131,191
The Vineyards Proj., Ser. H, 6.50%, 11/01/2025	BBB-	1,500,000	1,563,525
Florida Hsg. Fin. Corp. RB:
Housing Westlake Apts.:
Ser. D-1, 5.20%, 09/01/2026	AAA	1,530,000	1,559,085
Ser. D-1, 5.30%, 09/01/2031	AAA	2,895,000	2,960,746
Hunters Run Apts., Ser. M, 5.40%, 08/15/2029	Aaa	3,000,000	3,089,700
Hillsborough Cnty., FL HFA RB, Clipper Cove Apts. Proj., Ser. A, 7.38%, 07/01/2040	NR	4,000,000	4,037,000
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
HOUSING continued
Lee Cnty., FL HFA SFHRB, Multi-Cnty. Proj.:
Ser. A, 4.20%, 09/01/2022	Aaa	$ 600,000	$ 614,670
Ser. A, 4.60%, 09/01/2033	Aaa	1,270,000	1,296,873
Ser. A, 7.20%, 03/01/2027	Aaa	1,180,000	1,288,643
Ser. A, Sub. Ser. 2, 6.85%, 03/01/2029	Aaa	2,735,000	2,827,881
Ser. A, Sub. Ser. 2, 7.45%, 09/01/2027	AAA	1,045,000	1,163,043
Ser. A, Sub. Ser. 2, 7.50%, 09/01/2027	AAA	2,410,000	2,754,509
Leon Cnty., FL Edl. Facs. Auth. RB, Student Hsg., Ser. A, 8.25%, 05/01/2014	NR	2,325,000	2,418,511
Manatee Cnty., FL HFA MHRB, 7.45%, 05/01/2027	Aaa	1,355,000	1,478,996
Manatee Cnty., FL HFA SFHRB:
Sub. Ser. 3, 5.40%, 03/01/2029	Aaa	1,880,000	1,944,089
Sub. Ser. 4, 6.875%, 11/01/2026	Aaa	1,710,000	1,829,769
Orange Cnty., FL HFA MHRB:
Brentwood Park Apts., Ser. C, 6.40%, 07/01/2032	NR	9,935,000	9,312,274
Buena Vista Place II, Ser. I, 6.90%, 07/01/2039	NR	2,845,000	2,696,804
Palm West Apts. Proj., Ser. B, 6.50%, 03/01/2034	NR	2,900,000	2,672,930
Palms at Brentwood, Ser. K, 6.50%, 12/01/2034	NR	14,735,000	13,588,912
Orange Cnty., FL HFA SFHRB, Ser. B, 6.85%, 10/01/2027, (Insd. by GNMA & FNMA)	AAA	1,615,000	1,682,087
Palm Beach Cnty., FL HFA SFHRB:
Ser. A, 6.50%, 10/01/2021, (Insd. by GNMA)	Aaa	880,000	930,019
Daughters of Charity, Ser. A, 7.60%, 03/01/2023, (Insd. by GNMA)	Aaa	1,420,000	1,459,405
Pinellas Cnty., FL HFA MHRB, Multi-Cnty. Proj., 5.35%, 09/01/2024	Aaa	885,000	915,152
Pinellas Cnty., FL HFA SFHRB, Multi-Cnty. Proj.:
Ser. B-1, 6.00%, 09/01/2021	Aaa	1,480,000	1,582,076
Ser. B-1, 6.10%, 09/01/2026	Aaa	835,000	887,563
Winter Haven, FL Hsg. Auth. MHRB, Abbey Lane Apts.:
Ser. C, 7.00%, 07/01/2012, (Insd. by FNMA)	Aaa	810,000	827,277
Ser. C, 7.00%, 07/01/2024, (Insd. by FNMA)	Aaa	2,000,000	2,042,680
91,226,936
INDUSTRIAL DEVELOPMENT REVENUE 10.2%
Dulles Town, VA CDA Spl. Assmt. RB, Dulles Town Ctr. Proj., 6.25%, 03/01/2026	NR	3,000,000	3,016,860
Escambia Cnty., FL PCRB, Champion International Corp. Proj.:
6.40%, 09/01/2030	Baa2	4,200,000	4,300,464
6.90%, 08/01/2022	BBB	5,125,000	5,334,202
Hernando Cnty., FL IDA RB, Crushed Stone Co., 8.50%, 12/01/2014	NR	3,610,000	3,736,278
Hillsborough Cnty., FL IDRB, Lakeshore Villas Proj.:
6.75%, 07/01/2029	NR	8,410,000	7,172,216
Ser. A, 6.50%, 07/01/2029	NR	3,000,000	2,598,960
Maricopa Cnty., AZ PCRB, El Paso Elec. Co. Proj., Ser. A, 6.25%, 05/01/2037	BB+	4,000,000	4,039,960
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
INDUSTRIAL DEVELOPMENT REVENUE continued
Maryland Energy Fin. Administration Ltd. Obl. RB, Office Paper Sys., Inc. Proj., Ser. A, 7.50%, 09/01/2015	NR	$4,000,000	$ 4,178,440
North Springs, FL Impt. Dist. Spl. Assmt. RB:
Ser. A, 7.00%, 05/01/2019	NR	300,000	314,205
Heron Bay Proj., 7.00%, 05/01/2019	NR	1,802,000	1,874,458
Parkland Isles Proj., Ser. B, 6.25%, 05/01/2005	NR	10,000	10,049
Wtr. Mgmt., Ser. A, 8.20%, 05/01/2024	NR	1,202,000	1,305,096
Ocean Hwy. & Port Auth., FL PCRB, Jefferson Smurfit Corp., 6.50%, 11/01/2006	NR	2,605,000	2,565,248
Orange Cnty., FL IDA RB, Wheeled Coach Inds., Inc. Proj., 5.50%, 09/01/2012	NR	2,000,000	1,996,000
St. Johns Cnty., FL IDRRB, Vicars Landing Proj., Ser. B, 5.125%, 02/15/2017	BBB-	2,000,000	1,995,680
44,438,116
MISCELLANEOUS REVENUE 1.8%
Miami Beach, FL Redev. Agcy. Tax Increment RB, City Historic Convention:
Ser. B, 6.25%, 12/01/2016	BBB	1,000,000	1,084,700
Ser. B, 6.35%, 12/01/2022	BBB	500,000	536,795
Orlando, FL Spl. Assmt. RB, Conroy Rd. Interchange Proj.:
Ser. A, 5.50%, 05/01/2010	NR	1,000,000	1,006,980
Ser. A, 5.80%, 05/01/2026	NR	5,000,000	4,955,500
7,583,975
PORT AUTHORITY 0.5%
Jacksonville, FL Port Auth. RB:
5.70%, 11/01/2030	Aaa	2,000,000	2,203,965
PUBLIC FACILITIES 4.5%
Heritage Harbor, FL RB, 7.75%, 05/01/2019	NR	2,777,000	2,785,886
Heritage Isles, FL CDD Spl. Assmt. RB, Ser. A, 7.10%, 10/01/2023	NR	4,000,000	3,761,520
Puerto Rico Pub. Fin. Corp. RB, Comnwlth. Appropriation, Ser. E, 5.75%, 08/01/2030	BBB+	3,500,000	3,806,495
Stoneybrook, FL CDD Golf Course RB, 7.00%, 10/01/2022	NR	9,630,000	9,101,121
19,455,022
RESOURCE RECOVERY 0.4%
Pennsylvania Econ. Dev. Fin. Auth. RB, Colver Proj.:
Ser. D, 7.05%, 12/01/2010	BBB-	750,000	776,797
Ser. D, 7.125%, 12/01/2015	BBB-	1,000,000	1,039,040
1,815,837
SPECIAL TAX 0.2%
Brevard Cnty., FL Tourist Dev. Tax RB, Marlin Spring, 6.875%, 03/01/2013	NR	1,000,000	1,020,460
TOBACCO REVENUE 1.1%
Tobacco Settlement Fin. Corp. RB, 6.375%, 06/01/2032	A	5,000,000	4,823,100
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

	Credit Rating(v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
TRANSPORTATION 0.4%
Nevada Dept. Business & Industry RB, Las Vegas Monorail Proj., 7.375%, 01/01/2040	NR	$2,000,000	$ 1,912,300
UTILITY 0.6%
Crossings at Fleming Island, FL CDD Util. RB:
6.75%, 10/01/2025	NR	1,500,000	1,558,245
7.375%, 10/01/2019	NR	1,080,000	1,124,982
2,683,227
WATER & SEWER 4.1%
Northern Palm Beach Cnty., FL Wtr. Ctl. & Impt. Dist. Spl. Assmt. RB:
Unit Dev. No. 3-A, 7.00%, 08/01/2015	NR	500,000	512,440
Unit Dev. No. 43, 6.125%, 08/01/2031	NR	1,420,000	1,427,384
Unit Dev. No. 44-A, 6.60%, 08/01/2031	NR	1,315,000	1,370,138
Unit Dev. No. 5-B, 6.00%, 08/01/2025	NR	2,015,000	2,051,068
Unit Dev. No. 9-A, 7.20%, 08/01/2016	NR	2,500,000	2,702,400
Unit Dev. No. 9-B:
5.90%, 08/01/2019	NR	1,000,000	1,022,840
6.00%, 08/01/2029	NR	2,600,000	2,641,834
Polk Cnty., FL IDA Solid Wst. Disposal Fac. RB, Tampa Elec. Co. Proj., 5.85%, 12/01/2030	BBB	2,000,000	2,029,820
Seminole, FL Wtr. Ctl. Dist. Spl. Assmt. RB, 7.25%, 08/01/2022	NR	1,785,000	1,863,451
St. Lucie West Svcs. Dist., FL Util. RB, 7.00%, 10/01/2010	NR	1,950,000	2,024,081
17,645,456
Total Municipal Obligations			423,911,600

	Shares

SHORT-TERM INVESTMENTS 2.1%
MUTUAL FUND SHARES 2.1%
Evergreen Institutional Municipal Money Market Fund (o)	8,997,261	8,997,261
Total Investments (cost $426,737,189) 99.7%		432,908,861
Other Assets and Liabilities 0.3%		1,257,137
Net Assets 100.0%		$ 434,165,998

(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to the fund and the money market fund.
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2003 (unaudited)

Summary of Abbreviations:
CDA	Community Development Authority
CDD	Community Development District
COP	Certificate of Participation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
HFA	Housing Finance Authority
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
IDRRB	Industrial Development Refunding Revenue Bond
LOC	Letter of Credit
MHRB	Multifamily Housing Revenue Bond
PCRB	Pollution Control Revenue Bond
RB	Revenue Bond
RHA	Residential Housing Association
RRB	Refunding Revenue Bond
SFHRB	Single Family Housing Revenue Bond

The following table shows the percent of total investments invested by geographic location as of February 28, 2003:
Florida	86.5%
Georgia	1.9%
Maryland	1.6%
California	1.5%
South Carolina	1.4%
New Jersey	1.1%
Puerto Rico	1.1%
Arizona	0.9%
Virginia	0.7%
Nevada	0.4%
Oklahoma	0.4%
Pennsylvania	0.4%
Non-state Specific	2.1%
Total	100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2003 (unaudited)

Assets
Identified cost of securities	$ 426,737,189
Net unrealized gains on securities	6,171,672

Market value of securities	432,908,861
Receivable for Fund shares sold	212,652
Interest receivable	8,104,816
Prepaid expenses and other assets	40,557

Total assets	441,266,886

Liabilities
Dividends payable	1,668,060
Payable for securities purchased	4,792,100
Payable for Fund shares redeemed	439,447
Advisory fee payable	18,697
Distribution Plan expenses payable	17,028
Due to other related parties	3,565
Accrued expenses and other liabilities	161,991

Total liabilities	7,100,888

Net assets	$ 434,165,998

Net assets represented by
Paid-in capital	$ 466,342,063
Overdistributed net investment income	(231,225)
Accumulated net realized losses on securities	(38,116,512)
Net unrealized gains on securities	6,171,672

Total net assets	$ 434,165,998

Net assets consists of
Class A	$ 192,520,807
Class B	134,238,809
Class C	24,830,240
Class I	82,576,142

Total net assets	$ 434,165,998

Shares outstanding
Class A	18,918,925
Class B	13,191,461
Class C	2,440,042
Class I	8,114,693

Net asset value per share
Class A	$ 10.18
Class A -- Offering price (based on sales charge of 4.75%)	$ 10.69
Class B	$ 10.18
Class C	$ 10.18
Class C -- Offering price (based on sales charge of 1.00%)	$ 10.28
Class I	$ 10.18

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2003 (unaudited)

Investment income
Interest	$ 13,717,722

Expenses
Advisory fee	1,126,887
Distribution Plan expenses
Class A	239,911
Class B	670,393
Class C	117,388
Administrative services fees	216,709
Transfer agent fee	102,442
Trustees’ fees and expenses	4,496
Printing and postage expenses	12,088
Custodian fee	55,016
Registration and filing fees	23,697
Professional fees	13,250
Other	2,395

Total expenses	2,584,672
Less: Expense reductions	(726)
Fee waivers	(3,251)

Net expenses	2,580,695

Net investment income	11,137,027

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(7,353,123)
Net change in unrealized gains or losses on securities	4,039,571

Net realized and unrealized gains or losses on securities	(3,313,552)

Net increase in net assets resulting from operations	$ 7,823,475

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2003 (unaudited)		Year Ended August 31, 2002

Operations
Net investment income		$ 11,137,027		$ 23,384,909
Net realized losses on securities		(7,353,123)		(6,989,688)
Net change in unrealized gains or losses on securities		4,039,571		(1,400,316)

Net increase in net assets resulting from operations		7,823,475		14,994,905

Distributions to shareholders from
Net investment income
Class A		(5,154,681)		(11,217,036)
Class B		(3,095,526)		(6,324,093)
Class C		(541,344)		(825,828)
Class I		(2,357,861)		(5,095,105)

Total distributions to shareholders		(11,149,412)		(23,462,062)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,887,595	19,180,614	4,012,412	41,235,816
Class B	1,119,400	11,384,316	2,981,334	30,583,874
Class C	476,929	4,853,720	1,173,377	12,026,222
Class I	589,794	5,984,479	1,894,426	19,417,048

		41,403,129		103,262,960

Net asset value of shares issued in reinvestment of distributions
Class A	158,854	1,614,647	419,924	4,312,816
Class B	120,302	1,222,572	281,691	2,891,830
Class C	17,203	174,841	34,423	353,289
Class I	2,032	20,662	5,101	52,357

		3,032,722		7,610,292

Automatic conversion of Class B shares to Class A shares
Class A	361,338	3,675,194	377,571	3,870,140
Class B	(361,338)	(3,675,194)	(377,571)	(3,870,140)

		0		0

Payment for shares redeemed
Class A	(2,676,445)	(27,136,257)	(5,964,622)	(61,305,453)
Class B	(937,968)	(9,522,284)	(1,683,563)	(17,284,394)
Class C	(263,697)	(2,681,200)	(291,177)	(2,985,194)
Class I	(1,406,865)	(14,298,531)	(1,532,366)	(15,739,071)

		(53,638,272)		(97,314,112)

Net increase (decrease) in net assets resulting from capital share transactions		(9,202,421)		13,559,140

Total increase (decrease) in net assets		(12,528,358)		5,091,983
Net assets
Beginning of period		446,694,356		441,602,373

End of period		$ 434,165,998		$ 446,694,356

Overdistributed net investment income		$ (231,225)		$ (218,840)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

 Evergreen Florida High Income Fund (the “Fund”) is a diversified series of Evergreen Municipal Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

 Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

 The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

c. Security transactions and investment income

 Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

d. Federal taxes

 The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

 Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

 Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

 Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.52% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

During the six months ended February 28, 2003, the investment advisor waived its fees in the amount of $3,251 which represents 0.00% of the Fund’s average daily net assets.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

4. DISTRIBUTION PLANS

 Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. SECURITIES TRANSACTIONS

 Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $54,755,392 and $52,125,959, respectively, for the six months ended February 28, 2003.

On February 28, 2003, the aggregate cost of securities for federal income tax purposes was $426,737,189. The gross unrealized appreciation and depreciation on securities based on tax cost was $12,444,933 and $6,273,261, respectively, with a net unrealized appreciation of $6,171,672.

As of August 31, 2002, the Fund had $25,025,442 in capital loss carryovers for federal income tax purposes with $4,365,480 expiring in 2008, $18,590,266 expiring in 2009 and $2,069,696 expiring in 2010.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of August 31, 2002, the Fund incurred and elected to defer post-October losses of $5,737,947.

6. INTERFUND LENDING

 Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from other participating funds. During the six months ended February 28, 2003, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

 Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $726, which represents 0.00% of its average daily net assets.

8. DEFERRED TRUSTEES’ FEES

 Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

9. FINANCING AGREEMENT

 The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended February 28, 2003, the Fund had no borrowings under this agreement.

10. CONCENTRATION OF RISK

 The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 109 Evergreen funds.

[2] Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $232 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of February 28, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

565567    4/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034